Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Institutional
Short-
Intermediate
Government

Fund

(fund number 662)

Prospectus

January 29, 2007

as revised July 30, 2007

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Institutional Short-Intermediate Government Fund seeks a high level of current income in a manner consistent with preserving principal.

Principal Investment Strategies

  Normally investing at least 80% of assets in U.S. Government securities and repurchase agreements for those securities.
  Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.
  Investing in instruments related to U.S. Government securities.
  Managing the fund to have similar overall interest rate risk to the Lehman Brothers® 1-5 Year U.S. Government/Credit Index.
  Normally maintaining a dollar-weighted average maturity between two and five years.
  Allocating assets across different market sectors and maturities.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund.

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
  Leverage Risk. Leverage can increase market exposure and magnify investment risks.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the fund's performance from year to year, and compares the fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Year-by-Year Returns

Institutional Short-Intermediate Government
Calendar Years	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
	6.88%	6.91%	2.06%	9.03%	8.25%	8.04%	1.75%	1.31%	1.45%	3.65%

During the periods shown in the chart for Institutional Short-Intermediate Government:	Returns	Quarter ended
Highest Quarter Return	4.05%	September 30, 2001
Lowest Quarter Return	-1.69%	June 30, 2004

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Short-Intermediate Government
Return Before Taxes	3.65%	3.21%	4.89%
Return After Taxes on Distributions	2.25%	2.07%	3.02%
Return After Taxes on Distributions and Sale of Fund Shares	2.36%	2.07%	3.01%
Lehman Brothers 1-5 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses, or taxes)	 4.01%	 3.35%	 5.09%
LipperSM Short-Intermediate U.S. Government Funds Average (reflects no deduction for sales charges or taxes)	3.51%	3.13%	4.62%

Lehman Brothers 1-5 Year U.S. Government/Credit Index is a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and five years.

Prospectus

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from fund assets)

Management fee	0.45%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.45%

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 46
3 years	$ 144
5 years	$ 252
10 years	$ 567

Prospectus

Fund Basics

Investment Details

Investment Objective

Institutional Short-Intermediate Government Fund seeks a high level of current income in a manner consistent with preserving principal.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests the fund's assets in U.S. Government securities and instruments related to U.S. Government securities. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. FMR normally invests at least 80% of the fund's assets in U.S. Government securities and repurchase agreements for those securities. FMR does not currently intend to invest more than 40% of the fund's assets in mortgage securities.

FMR uses the Lehman Brothers 1-5 Year U.S. Government/Credit Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index.

FMR considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, FMR considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions. In addition, the fund normally maintains a dollar-weighted average maturity between two and five years. As of November 30, 2006, the fund's dollar-weighted average maturity was approximately 2.8 years and the index's dollar-weighted average maturity was approximately 2.6 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.

FMR may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. FMR may invest a significant portion of the fund's assets in these types of investments.

If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values.

Prospectus

Fund Basics - continued

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Government securities include mortgage and other asset-backed securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, or index. Derivatives include futures, options, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of a security or index) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prospectus

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Institutional Short-Intermediate Government Fund seeks a high level of current income in a manner consistent with preserving principal.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Institutional Short-Intermediate Government Fund normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

Prospectus

Fund Basics - continued

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please use the following phone numbers:

  For Individual Accounts (investing through a retirement plan sponsor or other institution)

Refer to your plan materials or contact that institution directly.

  For Retirement Plan Level Accounts

Corporate Clients: 1-800-962-1375 (initial and additional investments)

(8:30 a.m. - 5:00 p.m. Eastern time, Monday through Friday).

"Not for Profit" Clients, 1-800-343-0860

(8:00 a.m. - 12:00 midnight Eastern time, Monday through Friday).

  For Financial and Other Institutions

1-877-208-0098 (initial and additional investments)

(8:30 a.m. - 7:00 p.m. Eastern time, Monday through Friday).

  For Rollover IRAs, 1-800-544-6666.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying or Selling Shares

  For Retirement Plan Level Accounts

Fidelity Institutional Retirement Services Company
P.O. Box 650488
Dallas, TX 75265-0488

  For Financial and Other Institutions

Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081
or
Overnight Express
Fidelity Investments
100 Crosby Parkway
Covington, KY 41015

You may buy or sell shares of the fund through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Prospectus

Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups
Tax-Advantaged Retirement Plans Fidelity can set up your new account in the fund under one of several plans that provide tax-advantaged ways to save for retirement.
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, the fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to the fund.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares. However, there is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The fund may alter its policies at any time without prior notice to shareholders.

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with the fund's policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from the fund. The fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. The fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the fund reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus.

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Prospectus

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to the fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. If the wrap program is blocked from making additional purchases or exchange purchases of a fund because of excessive trading by the adviser the wrap program will no longer be considered qualified and any transaction whether initiated by the adviser or the client will be matched when counting roundtrips. Wrap account client purchases and sale transactions will be monitored under the fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

The fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify to the fund's satisfaction that they either work from an asset allocation model or direct transactions in their accounts in concert with changes in a model portfolio and that participants are limited in their ability to influence investments by the trust. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's policies on frequent trading to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the Fidelity fund's Treasurer. The adviser to the fund-of-fund(s) must also demonstrate to the Fidelity fund's Treasurer that its investment strategy will not lead to excessive trading. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the fund. Short-term trading by these investors is likely to go undetected by the fund and may increase costs and disrupt portfolio management. The fund will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except as provided under the fund's policies with respect to known omnibus accounts, qualified fund-of-fund(s), qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Buying Shares

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Prospectus

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Minimums
To Open an Account	$100,000
For certain Fidelity retirement accountsA	$500
To Add to an Account	$2,500
For certain Fidelity retirement accountsA	$250
Minimum Balance	$40,000
For certain Fidelity retirement accountsA	$500

A Fidelity Rollover IRA and Keogh accounts.

There is no minimum account balance or initial or subsequent purchase minimum for certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

Prospectus

Shareholder Information - continued

Key Information
Phone

To Open an Account

  Exchange from another Fidelity fund. Call Fidelity at the appropriate number found in "General Information."

To Add to an Account

  Exchange from another Fidelity fund. Call Fidelity at the appropriate number found in "General Information."

Mail

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the appropriate address found in "General Information."

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the appropriate address found in "General Information."
  Exchange from another Fidelity fund. Send a letter of instruction to the appropriate address found in "General Information," including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

Wire

To Open an Account

  Call Fidelity at the appropriate number found in "General Information" to set up your account and to arrange a wire transaction.

To Add to an Account

  Call Fidelity at the appropriate number found in "General Information" for instructions.

Selling Shares

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;

Prospectus

  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $40,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
  Unless otherwise instructed, Fidelity will send a check to the record address.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Prospectus

Shareholder Information - continued

Key Information
Phone

All Account Types

  Call Fidelity at the appropriate number found in "General Information" to initiate a wire transaction or to request a check for your redemption.
  Exchange to other Fidelity funds. Call Fidelity at the appropriate number found in "General Information."

Retirement Account

  If you have invested through an employer-sponsored retirement plan, call your employer or call Fidelity at the appropriate number found in "General Information."

Mail

Retirement Account

  The account owner should complete a retirement distribution form. If you have invested through an employer-sponsored retirement plan, call your employer or call Fidelity at the appropriate number found in "General Information" to request one.

Trust

  Send a letter of instruction to the appropriate address found in "General Information," including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the appropriate address found in "General Information," including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

Prospectus

  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following feature is available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it.
  Call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to Fidelity at the address found in "General Information."

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-800-544-8544.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

Prospectus

Shareholder Information - continued

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your account balance falls below $40,000 ($500 for retirement accounts) for any reason, including solely due to declines in NAV, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in January and December.

Earning Dividends

Shares purchased by an automated purchase order begin to earn dividends on the day your payment is received.

Shares purchased by a confirmed purchase order begin to earn dividends on the first business day following the day your payment is received.

Prospectus

Shares purchased by all other purchase orders begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for the fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

Prospectus

Shareholder Information - continued

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2006, FMR had approximately $1.6 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of December 31, 2006, FIMM had approximately $370.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986 to provide investment research and advice. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2006, FIIA had approximately $32.8 billion in discretionary assets under management. For the fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of June 30, 2006, FIIA(U.K.)L had approximately $20.9 billion in discretionary assets under management. For the fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Brett Kozlowski is vice president and manager of Institutional Short-Intermediate Government Fund, which he has managed since October 2006. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Kozlowski has worked as a portfolio analyst. Prior to working as a fixed-income analyst, Mr. Kozlowski was a trader in the Fixed Income Group.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Kozlowski.

Prospectus

Fund Services - continued

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of the fund with limited exceptions.

The fund's annual management fee rate is 0.45% of its average net assets.

FMR pays FIMM for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR or FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended November 30, 2006.

FMR may, from time to time, agree to reimburse the fund for management fees above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease the fund's expenses and boost its performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries, including banks, broker-dealers, retirement plan sponsors, service-providers, and administrators, may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary. These payments are described in more detail on the following pages and in the SAI.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, retirement plan sponsors, service-providers, and other administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Prospectus

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.52	$ 9.65	$ 9.71	$ 9.71	$ 9.51
Income from Investment Operations
Net investment income B	.382	.293	.225	.236	.376
Net realized and unrealized gain (loss)	.012	(.160)	(.060)	.004	.206
Total from investment operations	.394	.133	.165	.240	.582
Distributions from net investment income	(.364)	(.263)	(.225)	(.240)	(.382)
Net asset value, end of period	$ 9.55	$ 9.52	$ 9.65	$ 9.71	$ 9.71
Total Return A	4.24%	1.39%	1.71%	2.48%	6.25%
Ratios to Average Net Assets C
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.44%	.44%	.45%	.44%	.45%
Net investment income	4.03%	3.05%	2.31%	2.42%	3.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 343,125	$ 428,686	$ 485,782	$ 527,063	$ 501,942
Portfolio turnover rate	126%	96%	165%	289%	219%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

Prospectus

Notes

Notes

Notes

Notes

Notes

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03737

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.768902.106 ISIG-pro-0107-01

Fidelity® Institutional Short-Intermediate Government Fund

A Fund of Fidelity Advisor Series IV

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2007
as revised July 30, 2007

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated January 29, 2007, as revised July 30, 2007, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

ISIG-ptb-0107-01
1.539653.110

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, the fund has been advised that the Staff of the Securities and Exchange Commission (SEC) does not consider proprietary strips of securities issued by the U.S. Government or its agencies or instrumentalities, and privately sponsored collateralized mortgage obligations (CMOs) backed by the U.S. Government or its agencies or instrumentalities to be U.S. Government securities. If the fund concludes that, under applicable legal principles, any of these securities is a U.S. Government security, it will exclude the security from the concentration investment limitation.

For purposes of the fund's concentration limitation discussed above, Fidelity Management & Research Company (FMR) may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities at no additional cost (other than ancillary transaction and settlement costs) equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to the fund's fundamental and non-fundamental limitations discussed above:

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the SEC, the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Futures, Options, and Swaps. The success of any strategy involving futures, options and swaps depends on the adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.


Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. The fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

The fund limits its futures investments to futures contracts relating to U.S. Government securities.


There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired.


Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), asset swaps (where parties combine the purchase or sale of a bond with an interest rate swap) and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments as well as its share price and yield.

 In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.

If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the referenced entity or underlying asset has declined.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's® Investors Service, Standard & Poor's® (S&P®), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization (NRSRO) by the SEC, or is unrated but considered to be of equivalent quality by FMR.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased turnover of the fund's portfolio which increases costs and may increase taxable gains.

Preferred Securities represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred securities and common stock.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Defensive Policies. The fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

Purchases and sales of equity securities on a securities exchange or over-the-counter (OTC) are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute the fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the fund.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

FMR's Decision-Making Process. Before causing the fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the fund incur an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Hard Dollar Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. Even with such hard dollar payments, FMR may cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views its hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. FMR expects that brokers from whom FMR purchases research products and services with hard dollars are unlikely to participate in commission recapture.

Affiliated Transactions

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal periods ended November 30, 2006 and 2005, the fund's portfolio turnover rates were 126% and 96%, respectively. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.

For the fiscal years ended November 30, 2006, 2005, and 2004, the fund paid no brokerage commissions.

During the fiscal year ended November 30, 2006, the fund paid no brokerage commissions to firms for providing research services.

VALUATION

The fund's net asset value per share (NAV) is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates, but do not qualify for the dividends-received deduction.

Capital Gain Distributions. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of November 30, 2006, the fund had an aggregate capital loss carryforward of approximately $19,843,511. This loss carryforward, of which $5,799,739, $4,168,919, $1,483,869, $4,816,509, and $3,574,475 will expire on November 30, 2007, 2008, 2012, 2013, and 2014, respectively, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, the fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

State and Local Tax Issues. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividends from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on certain U.S. Government securities is exempt from state and local personal income taxes, the portion of dividends from a fund attributable to these securities will also be free from state and local personal income taxes. The exemption from state and local personal income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 314 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (71)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Institutional Short-Intermediate Government. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Institutional Short-Intermediate Government. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (59)

Year of Election or Appointment: 2005

Vice President of Institutional Short-Intermediate Government. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Institutional Short-Intermediate Government. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Brett Kozlowski (31)

Year of Election or Appointment: 2006

Vice President of Institutional Short-Intermediate Government. Mr. Kozlowski is also Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. Kozlowski worked as a portfolio analyst and a trader in the Fixed Income Group.

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Institutional Short-Intermediate Government. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Institutional Short-Intermediate Government. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Institutional Short-Intermediate Government. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Institutional Short-Intermediate Government. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Institutional Short-Intermediate Government. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Institutional Short-Intermediate Government. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Institutional Short-Intermediate Government. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Institutional Short-Intermediate Government. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Institutional Short-Intermediate Government. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Institutional Short-Intermediate Government. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Institutional Short-Intermediate Government. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Standing Committees of the Fund's Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended November 30, 2006, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended November 30, 2006, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Stavropoulos (Chair), Gamper, and Lautenbach), the Fixed-Income, International, and Special Committee (composed of Ms. Small (Chair), Ms. Knowles, and Mr. Dirks), and the Select and Asset Allocation Committee (composed of Dr. Heilmeier (Chair), Messrs. Keyes and Wolfe). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income, International, and Special Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Asset Allocation Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended November 30, 2006, the Equity Committee held 10 meetings, the Fixed-Income, International, and Special Committee held 11 meetings, and the Select and Asset Allocation Committee held 10 meetings.

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Stavropoulos (Chair), Gamper, and Lautenbach, Dr. Heilmeier, and Ms. Small) and the Fixed-Income Contract Committee (composed of Ms. Small (Chair), Mr. Dirks, and Ms. Knowles). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended November 30, 2006, each Fund Contract Committee held four meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Gamper, and Stavropoulos, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended November 30, 2006, the Shareholder, Distribution and Brokerage Committee held 13 meetings.

The Audit Committee is composed of Ms. Knowles (Chair), Dr. Heilmeier, and Messrs. Keyes and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended November 30, 2006, the committee held 15 meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Stavropoulos, and Wolfe. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended November 30, 2006, the committee held 10 meetings.

The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Stavropoulos and Wolfe) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended November 30, 2006, the committee held 21 meetings.

The Proxy Voting Committee is composed of Messrs. Gamper (Chair), Dirks, and Keyes. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. The Board of Trustees established the Proxy Voting Committee in January 2006. During the fiscal year ended November 30, 2006, the committee held two meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2006.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	James C. Curvey
Institutional Short-Intermediate Government	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	George H. Heilmeier	James H. Keyes	Marie L. Knowles
Institutional Short-Intermediate Government	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	none	over $100,000
DOLLAR RANGE OF FUND SHARES	Ned C. Lautenbach	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Institutional Short-Intermediate Government	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended November 30, 2006, or calendar year ended December 31, 2006, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Albert R. Gamper, Jr.[2]	Robert M. Gates[3]	George H. Heilmeier	James H. Keyes[4]	Marie L. Knowles
Institutional Short-Intermediate Government	$ 113	$ 111	$ 138	$ 109	$ 76	$ 121
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 363,500	$ 362,000	$ 435,788	$ 354,000	$ 295,500	$ 389,000
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Marvin L. Mann[5]	William O. McCoy[6]	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Institutional Short-Intermediate Government	$ 113	$ 18	$ 110	$ 113	$ 112	$ 111
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 369,333	$ 0	$ 403,500B	$ 362,000	$ 358,500	$ 359,500

1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

2 During the period from June 1, 2005 through December 31, 2005, Mr. Gamper served as a Member of the Advisory Board. Effective January 1, 2006, Mr. Gamper serves as a Member of the Board of Trustees.

3 Dr. Gates served on the Board of Trustees through December 2006.

4 During the period from March 1, 2006 through December 31, 2006, Mr. Keyes served as a Member of the Advisory Board. Effective January 1, 2007, Mr. Keyes serves as a Member of the Board of Trustees.

5 Mr. Mann served on the Board of Trustees through December 31, 2005.

6 Mr. McCoy served on the Board of Trustees through January 1, 2007.

A Reflects compensation received for the calendar year ended December 31, 2006 for 350 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2006, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $148,500; Albert R. Gamper, $146,670; Robert M. Gates, $189,144; George H. Heilmeier, $148,500; Marie L. Knowles, $163,500; Ned C. Lautenbach, $152,667; William O. McCoy, $148,500; Cornelia M. Small, $148,500; William S. Stavropoulos, $148,500; and Kenneth L. Wolfe, $148,500. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $39,213; and William O. McCoy, $85,287.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as an Independent Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2006, Mr. McCoy voluntarily elected to defer $47,000.

As of November 30, 2006, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

As of November 30, 2006, the following owned of record 5% or more (up to and including 25%) of the fund's outstanding shares: Lennox International Inc., Dallas, TX, 14.01%; Johnson Controls, Inc., Milwaukee, WI, 9.53%; Sherwin-Williams Company, Cleveland, OH, 6.45%.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc. (FIMM) and Fidelity Research & Analysis Company (FRAC), formerly known as Fidelity Management & Research (Far East) Inc. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FRAC, FIIA, FIIA(U.K.)L (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services, and the cost of administration of the fund's securities lending program.

FMR pays all other expenses of the fund with the following exceptions: fees and expenses of the Independent Trustees, interest, taxes, brokerage commissions (if any), and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.45% of the fund's average net assets throughout the month. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the Independent Trustees.

For the fiscal years ended November 30, 2006, 2005, and 2004, the fund paid FMR management fees of $1,585,605, $2,100,865, and $2,296,311, respectively, after reduction of fees and expenses paid by the fund to the Independent Trustees. In addition, for the fiscal years ended November 30, 2006, 2005, and 2004, credits reducing management fees amounted to $40,822, $24,470, and $6,351, respectively.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the fund's returns and yield, and repayment of the reimbursement by the fund will lower its returns and yield.

Sub-Adviser - FIMM. On behalf of the fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for the fund.

Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of the fund, for the fiscal years ended November 30, 2006, 2005, and 2004, FMR paid FIMM fees of $793,545, $1,051,518, and $1,149,775, respectively.

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of the fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on the fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the fixed-income sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

For the past three fiscal years, no fees were paid to FIIA and FIIA(U.K.)L on behalf of the fund for providing investment advice and research services pursuant to the fixed-income research agreements.

Sub-Adviser - FRAC. On behalf of the fund, FMR and FIMM, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. The Board of Trustees approved the new research agreement with FRAC on January 19, 2006.

Under the terms of the research agreement, FMR and FIMM agree, in the aggregate, to pay FRAC a monthly fee equal to 110% of FRAC's costs incurred in providing investment advice and research services for the fund.

Brett Kozlowski is the portfolio manager of Institutional Short-Intermediate Government Fund and receives compensation for his services. As of November 30, 2006, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Kozlowski's bonus that is linked to the investment performance of Institutional Short-Intermediate Government is based on the pre-tax investment performance of the fund measured against the Lehman Brothers 1-5 Year U.S. Government Bond Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR Corp. and its affiliates.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Kozlowski as of November 30, 2006:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	4	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 2,950	$ 2,577	$ 65
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Institutional Short-Intermediate Government ($342 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of November 30, 2006, the dollar range of shares of Institutional Short-Intermediate Government beneficially owned by Mr. Kozlowski was none.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

 A. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

 B. The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

 C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

 D. Non-routine proposals will generally be voted in accordance with the guidelines.

 E. Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment and Advisor Compliance Department. A significant pattern of such proposals or other special circumstances will be referred to the Fund Board Proxy Voting Committee or its designee.

 F. FMR will vote on shareholder proposals not specifically addressed by the guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

 G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of these guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

 H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

 I. Where a management-sponsored proposal is inconsistent with the guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

 A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; Poison Pills; and any other provision that eliminates or limits shareholder rights.

 B. Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

 C. Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

 D. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

 E. Sunset provision - a condition in a charter or plan that specifies an expiration date.

 F. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

 G. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

 H. Large Capitalization Company - a company included in the Russell 1000® stock index.

 I. Small Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

 J. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

III. Directors

 A. Incumbent Directors

 FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

 FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

 1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

 With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

 a. The Poison Pill includes a Sunset Provision of less than 5 years;

 b. The Poison Pill includes a Permitted Bid Feature;

 c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

 d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

 FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

 2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options.

 4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether it has been proven that the company engaged in options backdating.

 5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to these guidelines and the company has failed to act on that commitment.

 6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

 B. Indemnification

 FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

 C. Independent Chairperson

 FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

 D. Majority Director Elections

 FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

 A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards).

 FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

 1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large Capitalization Company, 15% for a Small Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

 2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

 3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

 4. Awards to non-employee directors are subject to management discretion.

 5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

 FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

 1. The shares are granted by a compensation committee composed entirely of independent directors; and

 2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

 B. Equity Exchanges and Repricing

 FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

 1. Whether the proposal excludes senior management and directors;

 2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

 3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

 4. The company's relative performance compared to other companies within the relevant industry or industries;

 5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

 6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

 C. Employee Stock Purchase Plans

 FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

 D. Employee Stock Ownership Plans (ESOPs)

 FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

 E. Executive Compensation

 FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

 F. Bonus Plans and Tax Deductibility Proposals

 FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

 FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

 A. The Poison Pill includes the following features:

 1. A sunset provision of no greater than 5 years;

 2. Linked to a business strategy that is expected to result in greater value for the shareholders;

 3. Requires shareholder approval to be reinstated upon expiration or if amended;

 4. Contains a Permitted Bid Feature; and

 5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

 C. It is a fair price amendment that considers a two-year price history or less.

 FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

 A. Increases in Common Stock

 FMR will generally vote against a provision to increase a Company's common stock if such increase will result in a total number of authorized shares greater than 3 times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to 5 times the current number of outstanding and scheduled to be issued shares is generally acceptable.

 B. New Classes of Shares

 FMR will generally vote against the introduction of new classes of stock with differential voting rights.

 C. Cumulative Voting Rights

 FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

 D. Acquisition or Business Combination Statutes

 FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

 E. Incorporation or Reincorporation in Another State or Country

 FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Auditors

 A. FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

 B. FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor for audit or non-audit services for the company.

VIII. Shares of Investment Companies

 A. When a Fidelity Fund invests in an underlying Fidelity fund, FMR will vote in the same proportion as all other shareholders of such underlying fund or class ("echo voting").

 B. Certain Fidelity Funds may invest in shares of Fidelity Central Funds. Central Fund shares, which are held exclusively by Fidelity funds or accounts managed by an FMR affiliate, will be voted in favor of proposals recommended by the Central Funds' Board of Trustees.

IX. Other

 A. Voting Process

 FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

 B. Regulated Industries

 Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no Fund or group of Funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers and administrators, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Short-Intermediate Government shares.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including banks, broker-dealers, retirement plan sponsors, service-providers and administrators. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules, FDC or any affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements to certain intermediaries, including retirement plan sponsors, service providers and administrators, for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency, dividend disbursing, and shareholder services for the fund.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee each paid monthly with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fees are subject to increase based on postage rate changes.

FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by certain intermediaries for the benefit of their customers. Since the fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services to a retirement plan, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan.

The fund has also entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

FMR bears the cost of transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the securities lending program under the terms of its management contract with the fund.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Institutional Short-Intermediate Government Fund is a fund of Fidelity Advisor Series IV, an open-end management investment company created under an initial declaration of trust dated May 6, 1983. Currently, there are two funds offered in the trust: Fidelity Institutional Short-Intermediate Government Fund and Fidelity Real Estate High Income Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund or a class with another operating mutual fund or the sale of all or a portion of the assets of the trust or a fund or a class to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund or the class. The Trustees may, however, reorganize or terminate the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended November 30, 2006, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

This information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide specific fund level performance attribution information and statistics to the Board or third parties, such as fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of the fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: the fund's trustees; the fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; an issuer, regarding the number of shares of the issuer (or percentage of outstanding shares) held by the fund; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to issuers regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full holdings daily, on the next business day); Kynex Inc. (full holdings weekly, one business day after the end of the week); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Rating Services (full holdings weekly, four or more calendar days after the end of the week); Moody's Investors Service (full holdings weekly, four or more calendar days after the end of the week); and Anacomp Inc. (full or partial holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.